EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK

BlackRock International Fund of BlackRock Series, Inc. BlackRock Global Emerging Markets Fund, Inc. BlackRock Latin America Fund, Inc. Investor and Institutional Shares

PROSPECTUS | FEBRUARY 26, 2010

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

	BlackRock	BlackRock
	International	Global
	Fund of	Emerging	BlackRock
	BlackRock	Markets	Latin America
	Series, Inc.:	Fund, Inc.:	Fund, Inc.:
Class	Ticker Symbol	Ticker Symbol	Ticker Symbol

Investor A Shares	MDILX	MDDCX	MDLTX
Investor B Shares	MBILX	MBDCX	MBLTX
Investor C Shares	MCILX	MCDCX	MCLTX
Institutional Shares	MAILX	MADCX	MALTX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

	Table of Contents

Fund Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock International Fund of BlackRock Series, Inc.	3
	Key Facts About BlackRock Global Emerging Markets Fund, Inc.	8
	Key Facts About BlackRock Latin America Fund, Inc.	13
	Important Additional Information	17

Details About the Funds	How the Fund Invests	18
	Investment Risks	23

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	30
	Details about the Share Classes	32
	Distribution and Service Payments	36
	How to Buy, Sell, Exchange and Transfer Shares	37
	Account Services and Privileges	43
	Fund’s Rights	44
	Participation in Fee-Based Programs	44
	Short-Term Trading Policy	45
	Redemption Fee	46
	Master/Feeder Structure	47

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	48
	Portfolio Manager Information	49
	Conflicts of Interest	50
	Valuation of Fund Investments	51
	Dividends, Distributions and Taxes	52

Financial Highlights	Financial Performance of the Funds	53

General Information	Shareholder Documents	65
	Certain Fund Policies	65
	Statement of Additional Information	66

Glossary	Glossary of Investment Terms	67

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock International Fund of BlackRock Series, Inc.

Investment Objective

The investment objective of BlackRock International Fund (the “International Fund” or the “Fund”) of BlackRock Series, Inc. (the “Corporation”) is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the U.S.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details about the Share Classes” section on page 32 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-56 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [1]	4.50%[2]	1.00%[3]	None

Redemption Fee (as a percentage of amount redeemed
or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares

Management Fee[4]	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses[4]	1.40%	1.86%	1.34%	1.28%
Administration Fees	0.25%	0.25%	0.25%	0.25%
Other	1.15%	1.61%	1.09%	1.03%

Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses[5]	2.41%	3.62%	3.10%	2.04%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of BlackRock Master International Portfolio (the “Master International Portfolio”). The management fees are paid by the Master International Portfolio.

[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$756	$1,237	$1,743	$3,127

Investor B Shares	$814	$1,459	$2,073	$3,613

Investor C Shares	$413	$957	$1,625	$3,411

Institutional Shares	$207	$640	$1,098	$2,369

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Investor B Shares	$364	$1,109	$1,873	$3,613

Investor C Shares	$313	$957	$1,625	$3,411

Portfolio Turnover:

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The International Fund is a “feeder” fund that invests all of its assets in the Master International Portfolio, a series of BlackRock Master LLC (the “Master LLC”), which has the same objective and strategies as the Fund. All investments are made at the level of the Master International Portfolio. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Master International Portfolio. For simplicity, the sections of this prospectus relating to the International Fund uses the term “Fund” to include the underlying Master International Portfolio in which the Fund invests.

The Fund invests primarily in stocks of companies located outside the U.S.

The Fund may purchase common stock, preferred stock, convertible securities and other instruments. The Fund may invest in securities issued by companies of all sizes but will focus mainly on medium and large companies. Companies will be located in developed countries of Europe and the Far East, and in countries with emerging capital markets anywhere in the world.

Fund management selects companies that it believes are undervalued or have good prospects for earnings growth. The Fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process. The Fund’s allocations to particular countries results from Fund management’s evaluation of individual companies.

Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the International Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.
  Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

  Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Performance Information

The information shows you how the International Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Morgan Stanley Capital International (MSCI) EAFE IndexSM and the Morgan Stanley Capital International (MSCI) All Country World Index Ex-U.S. Effective March 1, 2010, the Fund uses the MSCI All Country World Index Ex-U.S. as its benchmark rather than the MSCI EAFE IndexSM because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
International Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 27.62% (quarter ended June 30, 2009) and the lowest return for a quarter was –22.50% (quarter ended September 30, 2008).

As of 12/31/09 Average Annual Total Returns	1 Year	5 Years	10 Years

BlackRock International Fund — Investor A
Return Before Taxes	30.30%	1.63%	(1.40)%
Return After Taxes on Distributions	30.30%	1.42%	(1.61)%
Return After Taxes on Distributions and Sale of Shares	19.69%	1.31%	(1.25)%

BlackRock International Fund — Investor B
Return Before Taxes	31.34%	1.35%	(1.51)%

BlackRock International Fund — Investor C
Return Before Taxes	35.68%	1.97%	(1.63)%

BlackRock International Fund — Institutional
Return Before Taxes	38.00%	3.04%	(0.60)%

Morgan Stanley Capital International (MSCI) EAFE IndexSM
(Reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%

Morgan Stanley Capital International (MSCI) All Country World Index Ex-U.S.
(Reflects no deduction for fees, expenses or taxes)	41.45%	5.83%	2.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The International Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited. Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Richard Turnill	2005	Managing Director of BlackRock, Inc.

James Bristow, CFA	2007	Managing Director of BlackRock, Inc.

***

For important information about purchase and sales of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 17 of the prospectus.

Fund Overview

Key Facts About BlackRock Global Emerging Markets Fund, Inc.

Investment Objective

The investment objective of BlackRock Global Emerging Markets Fund, Inc. (the “Global Emerging Markets Fund” or the “Fund”) is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Emerging Markets Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details about the Share Classes” section on page 32 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-56 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [1]	4.50%[2]	1.00%[3]	None

Redemption Fee (as a percentage of amount redeemed
or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a	Investor A	Investor B	Investor C	Institutional
percentage of the value of your investment)	Shares	Shares	Shares	Shares

Management Fee	1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses	0.58%	0.71%	0.66%	0.48%

Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses[4]	1.84%	2.72%	2.67%	1.49%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$702	$1,073	$1,468	$2,570

Investor B Shares	$725	$1,194	$1,640	$2,839

Investor C Shares	$370	$829	$1,415	$3,003

Institutional Shares	$152	$471	$813	$1,779

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Investor B Shares	$275	$844	$1,440	$2,839

Investor C Shares	$270	$829	$1,415	$3,003

Portfolio Turnover:

The Global Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal conditions, the Global Emerging Markets Fund invests at least 80% of its total assets in equity securities of issuers located in countries with developing capital markets. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM. The Fund may also invest in fixed income securities issued by companies and governments in these countries, as well as mezzanine investments. The Fund normally invests in at least three countries at any given time. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. Fund management anticipates that under most circumstances the Fund’s investments will primarily be denominated in foreign currencies. The Fund has not established any rating or maturity criteria for the debt securities in which it may invest. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Global Emerging Markets Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.
  Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  “New Issues” Risk — “New Issues” are initial public offerings (“IPOs”) of equity securities of U.S. or non-U.S. issuers. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

  Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance Information

The information shows you how the Global Emerging Markets Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
Global Emerging Markets Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 39.73% (quarter ended June 30, 2009) and the lowest return for a quarter was –28.14% (quarter ended September 30, 2008).

As of 12/31/09
Average Annual Total Returns	1 Year	5 Years	10 Years

BlackRock Global Emerging Markets Fund, Inc. — Investor A
Return Before Taxes	65.89%	12.74%	7.83%
Return After Taxes on Distributions	65.65%	10.17%	6.57%
Return After Taxes on Distributions and Sale of Shares	42.82%	10.40%	6.55%

BlackRock Global Emerging Markets Fund, Inc. — Investor B
Return Before Taxes	69.11%	12.80%	7.72%

BlackRock Global Emerging Markets Fund, Inc.— Investor C
Return Before Taxes	72.70%	13.07%	7.54%

BlackRock Global Emerging Markets Fund, Inc. — Institutional
Return Before Taxes	75.74%	14.30%	8.71%

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM
(Reflects no deduction for fees, expenses or taxes)	79.02%	15.88%	10.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Global Emerging Markets Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund’s sub-advisers.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Daniel Tubbs, CFA	2007	Director of BlackRock, Inc.

Dhiren Shah, CFA	2009	Director of BlackRock, Inc.

Sam Vecht, CFA	2009	Director of BlackRock, Inc.

***

For important information about purchase and sales of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 17 of the prospectus.

Fund Overview

Key Facts About BlackRock Latin America Fund, Inc.

Investment Objective

The investment objective of BlackRock Latin America Fund, Inc. (the “Latin America Fund” or the “Fund”) is to provide long-term capital appreciation by investing primarily in equity and debt securities of issuers in Latin American countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Latin America Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details about the Share Classes” section on page 32 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-56 of the Fund’s statement of additional information.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional
(fees paid directly from your investment)	Shares	Shares	Shares	Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [1]	4.50%[2]	1.00%[3]	None

Redemption Fee (as a percentage of amount redeemed
or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a	Investor A	Investor B	Investor C	Institutional
percentage of the value of your investment)	Shares	Shares	Shares	Shares

Management Fee	1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses	0.38%	0.62%	0.49%	0.35%

Total Annual Fund Operating Expenses	1.63%	2.62%	2.49%	1.35%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$682	$1,012	$1,365	$2,356

Investor B Shares	$715	$1,164	$1,590	$2,713

Investor C Shares	$352	$776	$1,326	$2,826

Institutional Shares	$137	$428	$739	$1,624

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Investor B Shares	$265	$814	$1,390	$2,713

Investor C Shares	$252	$776	$1,326	$2,826

Portfolio Turnover:

The Latin America Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Latin America Fund will invest at least 80% of its total assets in Latin American securities. The Fund emphasizes equity securities of companies of any market capitalization located in Latin America. The Fund will not seek to invest in a large number of countries in Latin America. The Fund may also buy debt securities issued by governmental entities, corporations, and financial institutions of these countries and supranational organizations. Fund management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors such as government fiscal policies and the direction of interest rates and currency movements. “Bottom up” means that the Fund also selects investments based on Fund management’s assessment of the earnings prospects of individual companies.

The Fund can invest in securities denominated in the currencies of Latin American countries or in other currencies.

The Fund may invest in derivative securities or instruments such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Latin America Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

  Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  “New Issues” Risk — “New Issues” are initial public offerings (“IPOs”) of equity securities of U.S. or non-U.S. issuers. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

  Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

  Risks of Investing in Latin America — The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance Information

The information shows you how the Latin America Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Latin America IndexSM. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS1
Latin America Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 46.28% (quarter ended June 30, 2009) and the lowest return for a quarter was –36.23% (quarter ended December 31, 2008).

As of 12/31/09 Average Annual Total Returns
	1 Year	5 Years[1]	10 Years[1]

BlackRock Latin America Fund, Inc. — Investor A
Return Before Taxes	108.68%	25.58%	17.61%
Return After Taxes on Distributions	107.65%	24.61%	17.08%
Return After Taxes on Distributions and Sale of Shares	70.62%	22.63%	15.92%

BlackRock Latin America Fund, Inc. — Investor B
Return Before Taxes	113.69%	25.74%	17.50%

BlackRock Latin America Fund, Inc. — Investor C
Return Before Taxes	117.39%	25.95%	17.31%

BlackRock Latin America Fund, Inc. — Institutional
Return Before Taxes	120.93%	27.28%	18.55%

Morgan Stanley Capital International (MSCI) Emerging Markets Latin
America IndexSM (Reflects no deduction for fees, expenses or taxes)	104.19%	26.47%	17.59%

[1]

For the fiscal year ended November 30, 2007, a portion of the Fund’s return for each share class consisted of a payment by the investment advisor in order to resolve a regulatory issue relating to an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Latin America Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund’s sub-advisers.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

William Landers, CFA	2002	Managing Director of BlackRock, Inc.

***

For important information about purchase and sales of Fund shares, tax information, and financial intermediary compensation, please see “Important Additional Information” below.

Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through a Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. Each Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investor A and Investor C Shares
		Investor B Shares[1]	Institutional Shares

Minimum Initial Investment	$1,000 for all accounts	Available only through	$2 million for institutions and
	except:	exchanges and dividend	individuals.
	•$250 for certain fee-based	reinvestments by current	Institutional Shares are
	programs.	holders and for purchase by	available to clients of
	•$100 for retirement plans.	certain qualified employee	registered investment advisors
	•$50, if establishing	benefit plans.	who have $250,000 invested
	Automatic Investment Plan		in the Fund.
(“AIP”).

Minimum Additional	$50 for all accounts except	N/A	No subsequent minimum
Investment	certain retirement plans and
programs may have a lower
minimum.

[1]	Investor B Shares are available only in limited circumstances.

Tax Information

Each Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. The International Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio, the Master International Portfolio, a series of BlackRock Master LLC, a mutual fund that has the same objectives and strategies as the Fund. All investments will be made at the Master International Portfolio level. The Fund’s investment results will correspond directly to the investment results of the Master International Portfolio. For simplicity, this prospectus uses the term “Fund” to include the Master International Portfolio.

How Each Fund Invests

International Fund

Investment Goal

The investment objective of the International Fund is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. In other words, the Fund tries to choose investments located outside the United States that will increase in value.

Investment Process

The Fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process.

In selecting securities, the Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth. A company’s stock is considered to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. Fund management feels a company’s worth can be assessed by factors such as:

  financial resources;

  value of assets;

  sales and earnings growth;

  product development;

  quality of management; and

  overall business prospects.

A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings potential. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. Fund management analyzes individual stocks within specific sectors and compares them to investment opportunities in other areas of the market. Fund management then allocates the Fund’s investments to those areas of each market that it believes provide the best combination of risk versus reward.

Primary Investment Strategies

The Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund primarily buys common stock but may also invest in preferred stock and convertible securities. Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions. The Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Split rated bonds will be considered to have the higher credit rating.

The Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future). The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERNATIONAL FUND

The International Fund is managed by a team of financial professionals. Richard Turnill and James Bristow, CFA are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Global Emerging Markets Fund

Investment Goal

The investment objective of the Global Emerging Markets Fund is to provide long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Investment Process

Fund management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. “Bottom up” means that the Fund also selects investments based on Fund management’s assessment of the earning prospects of individual companies.

With respect to the Fund, BlackRock considers a variety of factors when choosing investments, such as:

  identifying companies engaged in businesses with attractive earning prospects, sound management and a record of maximizing returns on shareholder equity; and

  identifying which of the companies meeting its criteria would be most likely to benefit from the economic circumstances anticipated by Fund management.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in countries with developing capital markets.

This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ notice to shareholders. The Fund considers an issuer to be located in a country that has a developing capital market if at least 50% of the issuer’s assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries. The Fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Index. The Fund normally invests in at least three countries at any given time. Except as described below, there are no other limits on the geographic allocation of the Fund’s investments. Because of the difficulty of investing substantial sums in many developing capital markets, in certain markets that Fund management believes are attractive on a “top down” basis, the Fund may limit its investments to a relatively small number of large, actively-traded companies.

Under normal market conditions, the Fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.

The Fund primarily buys common stock but can also invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future). The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GLOBAL EMERGING MARKETS FUND

The Global Emerging Markets Fund is managed by a team of financial professionals. Daniel Tubbs, CFA, Dhiren Shah, CFA and Sam Vecht, CFA are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Latin America Fund

Investment Goal

The investment objective of the Latin America Fund is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Investment Process

Fund management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rates and currency movements. “Bottom up” means that the Fund also selects investments based on Fund management’s assessment of the earnings prospects of individual companies.

The Fund will not seek to invest in a large number of countries in Latin America. The Fund can invest in securities denominated in the currencies of Latin American countries or in other currencies.

Primary Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in Latin American securities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ notice to shareholders. The Fund currently emphasizes equity securities, which consist of:

  common stock;

  preferred stock;

  securities convertible into common stock;

  derivative securities or instruments such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks; and

  depositary receipts.

The Fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. A security ordinarily will be considered to be a Latin American security when the company issuing the security is organized in Latin America, its primary trading market is in Latin America or the country issuing the security is located in Latin America. Other securities may be considered Latin American securities if they are denominated in a Latin American currency or if the issuer meets certain financial criteria. There are no limits on the geographic allocation of the Fund’s investments within Latin America. Fund management, however, anticipates that a substantial portion of the Fund’s investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela.

The Fund may invest in derivative securities or instruments such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

ABOUT THE PORTFOLIO MANAGER OF THE LATIN AMERICA FUND

William Landers, CFA is the portfolio manager of the Latin America Fund and is primarily responsible for the day-today management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio manager.

Other Strategies Applicable to the Funds:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies including the following:

  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Borrowing — Each Fund may borrow for temporary or emergency purposes or to settle securities transactions.

  Convertible Securities (International Fund and Latin America Fund) — Each Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock.
  Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Debt Securities — Debt securities include fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis. Each Fund may invest in debt securities that are rated below investment grade, which are commonly known as junk bonds. Global Emerging Markets Fund may also invest up to 20% of its assets in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries. Global Emerging Markets Fund may invest a greater percentage of its assets in nonconvertible fixed income securities on occasion as a temporary defensive measure.

  Depositary Receipts (International Fund) — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.

  Derivatives (International Fund) — The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include options (including warrants), futures and swaps.

  Foreign Exchange Transactions — Each Fund may engage in foreign exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

  Illiquid/Restricted Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Indexed and Inverse Securities — Each Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, each Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa.
  Although these types of securities can make it easier for a Fund to access certain markets or hedge risks of other assets held by a Fund, these securities are subject to the risks related to the underlying index or other assets.

  Investment Companies and Venture Capital Funds — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies, and the Global Emerging Markets Fund and the Latin America Fund may each invest in venture capital funds.

  “New Issues” — From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs).

  Repurchase Agreements and Purchase and Sale Contracts — Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Short-Term Securities or Instruments (Global Emerging Markets Fund) — The Fund can invest in high quality short- term U.S. dollar or non-U.S. dollar denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. Fund management may increase the Fund’s investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Fund from achieving its investment objective.

  Standby Commitment Agreements — Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Temporary Defensive Strategies — The Funds may invest in short-term instruments, such as money market securities denominated in U.S. dollars or foreign currencies and repurchase agreements, for temporary emergency purposes, including to meet redemptions. The Funds may also invest, without limit, in short-term investments, including money market funds, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity markets when the Fund believes it is advisable to do so on a temporary defensive basis. Normally a portion of a Fund’s assets would be held in these short-term instruments in anticipation of making investments in accordance with its investment objectives and strategies or to meet redemptions or when Fund management is unable to find attractive investments. Short term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may, therefore, limit the Fund’s ability to achieve its investment objective.

  Warrants — A warrant gives a Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Funds, their investments and the related risks. There can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Funds:

Convertible Securities Risk (Main Risk: Global Emerging Markets Fund; Other Risk: International Fund and Latin America Fund) — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Depositary Receipts Risk (Main Risk: Global Emerging Markets Fund and Latin America Fund; Other Risk: International Fund) — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk (Main Risk: Global Emerging Markets Fund and Latin America Fund; Other Risk: International Fund) — The Funds’ use of derivatives may reduce the Funds’ returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Funds could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies a Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, each Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Funds generally holds their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Funds invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to each Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Geographic Concentration Risk (International Fund and Latin America Fund) — From time to time each Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. Each Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid-Cap Securities Risk (International Fund and Latin America Fund) — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

“New Issues” Risk (Main Risk: Global Emerging Markets Fund and Latin America Fund; Other Risk: International Fund) — “New Issues” are initial public offerings (“IPOs”) of equity securities of U.S. or non-U.S. issuers. Investments in companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when a Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Non-Diversification Risk (Global Emerging Markets Fund and Latin America Fund) — Each Fund is a non-diversified fund. Because the Funds may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Risks of Investing in Latin America (Latin America Fund) — The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. The Fund will not invest more than 15% of its net assets in securities that are subject to material legal restrictions on repatriation.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Small Cap and Emerging Growth Securities Risk (Main Risk: Global Emerging Markets Fund and Latin America Fund; Other Risk: International Fund) — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, a Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Other Risks of Investing in the Funds:

Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Illiquid Securities Risk — If the Funds buy illiquid securities they may be unable to quickly sell them or may be able to sell them only at a price below current value.

Indexed and Inverse Securities Risk — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the price of junk bonds than on other higher rated fixed-income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Funds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, Fund management will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Funds may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk (Global Emerging Markets and Latin America Fund) — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor A, Investor B, Investor C and Institutional Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals. Investor A Shares, Investor B Shares and Investor C Shares are sometimes referred to herein collectively as “Investor Shares.”

For example, if you select Institutional Shares of a Fund, you will not pay any sales charge. However, only certain investors may buy Institutional Shares. If you select Investor A Shares of a Fund, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares. Classes with the lower expenses will have higher net asset values and dividends relative to other share classes.

Investor B Shares are offered only on a very limited basis as described below. Investor B Shares are subject to ongoing service and distribution fees and may be subject to a deferred sales charge.

If you redeem (either by sale or exchange) shares of any class within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table on the following page summarizes key features of each of the share classes offered by this prospectus.

Share Classes at a Glance1

	Investor A1	Investor B	Investor C2,3	Institutional

Availability	Generally available	Available only for	Generally available	Limited to certain
	through financial	exchanges and dividend	through financial	investors, including:
	intermediaries.	reinvestments by	intermediaries.	•Current Institutional
		current holders and for		shareholders that meet
		purchase by certain		certain requirements
		qualified employee		•Certain retirement
		benefit plans.		plans
•Participants in certain
programs sponsored
by BlackRock or its
affiliates or financial
intermediaries
•Certain employees and
affiliates of BlackRock
or its affiliates

Minimum Investment	$1,000 for all accounts	Investor B Shares are	$1,000 for all accounts	•$2 million for
	except:	not generally available	except:	institutions and
	•$250 for certain fee-	for purchase (see	•$250 for certain fee-	individuals
	based programs	above).	based programs	•Institutional Shares
	•$100 for retirement		•$100 for retirement	are available to clients
	plans		plans	of registered
	•$50, if establishing		•$50, if establishing	investment advisors
	Automatic Investment		Automatic Investment	who have $250,000
	Plan (“AIP”)		Plan (“AIP”)	invested in the Fund

Initial Sales Charge?	Yes. Payable at time of	No. Entire purchase	No. Entire purchase	No. Entire purchase
	purchase. Lower sales	price is invested in	price is invested in	price is invested in
	charges are available	shares of the Fund.	shares of the Fund.	shares of the Fund.
for larger investments.

Deferred Sales Charge?	No. (May be charged for	Yes. Payable if you	Yes. Payable if you	No.
	purchases of $1 million	redeem within six years	redeem within one year
	or more that are	of purchase.	of purchase.
redeemed within
eighteen months.)

Distribution and Service	No Distribution Fee.	0.75% Annual	0.75% Annual	No.
(12b-1) Fees?	0.25% Annual Service	Distribution Fee.	Distribution Fee.
	Fee.	0.25% Annual Service	0.25% Annual Service
		Fee.	Fee.

Redemption Fees?	Yes. Payable if you	Yes. Payable if you	Yes. Payable if you	Yes. Payable if you
	redeem or exchange	redeem or exchange	redeem or exchange	redeem or exchange
	within 30 days of	within 30 days of	within 30 days of	within 30 days of
	purchase.	purchase.	purchase.	purchase.

Conversion to	N/A	Yes, automatically after	No.	No.
Investor A Shares?		approximately eight
years.

Advantage	Makes sense for	No up-front sales	No up-front sales	No up-front sales
	investors who are	charge so you start off	charge so you start off	charge so you start off
	eligible to have the	owning more shares.	owning more shares.	owning more shares.
	sales charge reduced or		These shares may
	eliminated or who have		make sense for
	a long-term investment		investors who have a
	horizon because there		shorter investment
	are no ongoing		horizon relative to
	distribution fees.		Investor A Shares.

Share Classes at a Glance1

	Investor A	Investor B	Investor C2,3	Institutional

Disadvantage	You pay a sales charge	Limited availability. You	You pay ongoing	Limited availability.
	up-front and therefore	pay ongoing distribution	distribution fees each
	you start off owning	fees each year you own	year you own Investor C
	fewer shares.	Investor B Shares,	Shares, which means
		which means that over	that over the long term
		the long term you can	you can expect higher
		expect higher total fees	total fees per share
		per share than Investor	than Investor A Shares
		A Shares and, as a	and as a result, lower
		result, lower total	total performance.
performance.

[1]	Please see “Details about the Share Classes” for more information about each share class.
[2]

If you establish a new account directly with a Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.

[3]	The Funds will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial intermediary may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Share requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or upon request.

Details about the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Options” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by: (a) the investor, (b) the investor’s spouse and any children under the age of 21 or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of a Fund, the investor should inform the financial professional, financial intermediary or the BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by: (a) the investor, (b) the investor’s spouse and any children under the age of 21 or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of 21 showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or the BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor and Institutional Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and minor children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

  Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

  Persons investing through an authorized payroll deduction plan

  Person investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)

  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund

  Persons associated with a Fund, the Fund’s Distributor, BlackRock, the Fund’s sub-adviser or PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), and their affiliates

  Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

  Employees of MetLife

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see “Contingent Deferred Sales Charge Waivers”.

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front-end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. Investor B Shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B Shares and for purchase by certain employee benefit plans. If you redeem your Investor B Shares within six years or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay distribution fees of 0.75% and service fees of 0.25% for both classes of shares each year. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays a sales concession of 4.00% of the purchase price of Investor B Shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays a sales concession of 1.00% of the purchase price of Investor C Shares to dealers from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fees as an ongoing concession and as a shareholder servicing fee, respectively, to dealers monthly for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, (including for certain qualified employee benefit plans), the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B Shares of a Fund within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge[1]

0 – 1	4.50%

1 – 2	4.00%

2 – 3	3.50%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

[1]

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased prior to October 2, 2006 are subject to the 4.00% six-year contingent deferred sales charge schedule in effect at that time. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares approximately eight years after purchase. Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another BlackRock Fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both BlackRock Funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor Shares may be reduced or waived in certain circumstances, such as:

  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

  Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”

  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006

  Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate

  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

  Involuntary redemptions made of shares in accounts with low balances

  Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, BlackRock or their affiliates

  Redemptions related to the payment of PNC Trust Company custodial IRA fees

  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or upon request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares. A Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Eligible Institutional investors include the following:

  Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of that Fund directly from the Fund

  Institutional and individual retail investors with a minimum investment of $2 million who purchase directly from the Fund

  Certain qualified retirement plans

  Investors in selected fee based programs

  Clients of registered investment advisors who have $250,000 invested in the Fund

  Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

  Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor

  Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of a Fund

  Employees, officers and directors/trustees of BlackRock Inc., BlackRock Funds, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co, Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), or their respective affiliates

Distribution and Service Payments

The Funds have adopted plans (the “Plans”) with respect to the Investor Shares that allow each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, Investor B and Investor C Shares pay a fee (“distribution fees”) to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates and to Barclays and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC or Barclays for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC, Barclays and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable Fund attributable to Investor B and Investor C Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plans, a Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees), on behalf of each Fund to Financial Intermediaries for providing support services to their customers who own Investor A, Investor B and Investor C Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor B and Investor C Shares of the Fund. All Investor A, Investor B and Investor C Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor B and Investor C Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by a Fund under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plans and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for Youto Know

Initial Purchase	First, select the share class	Refer to the “Share Classes at a Glance” table in this prospectus (be
	appropriate for you	sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional
Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

	Next, determine the amount	Refer to the minimum initial investment in the “Share Classes at a
	of your investment	Glance” table of this prospectus. Be sure to note the maximum investment amounts for Investor C Shares.

See “Account Information — Details about the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum
investment requirement.

	Have your financial	The price of your shares is based on the next calculation of the
	professional or financial	Fund’s net asset value after your order is placed. Any purchase orders
	intermediary submit your	placed prior to the close of business on the Exchange (generally
	purchase order	4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for	To purchase shares directly with BlackRock, call (800) 441-7762 and
	accounts held directly with	request a new account application. Mail the completed application
	BlackRock)	along with a check payable to “BlackRock Funds” to the Transfer
Agent at the address on the application.

Add to Your	Purchase additional shares	For Investor A and Investor C Shares, the minimum investment for
Investment		additional purchases is generally $50 for all accounts except that certain plans and programs may have a lower minimum for additional purchases. Institutional Shares have no minimum for additional purchases.

	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary. For more details on purchasing
	intermediary submit your	by Internet see below.
purchase order for
additional shares

	Or contact BlackRock (for	Purchase by Telephone: Call (800) 441-7762 and speak with one of
	accounts held directly with	our representatives. Each Fund has the right to reject any telephone
	BlackRock)	request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit service (“VRU”) at
(800) 441-7762.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at
www.blackrock.com/funds. Purchases made on the Internet using
Automated Clearing House Network (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders for Institutional Shares placed by wire prior to the close of business on the Exchange will be placed at the net asset value determined that day. Contact your financial intermediary or
BlackRock for further information. Each Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your	Or contact BlackRock (for	Please read the On-Line Services Disclosure Statement and User
Investment	accounts held directly with	Agreement, the Terms and Conditions page and the Consent to
(continued)	BlackRock) (continued)	Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User
Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call
(800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

	Participate in the Automatic	BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a
	Investment Plan (AIP)	specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for	Making payment for	Payment for an order must be made in Federal funds or other
Shares	purchases	immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than
4:00 p.m. (Eastern time) on the third business day (in the case of
Investor Shares) or first business day (in the case of Institutional
Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

For shares purchased directly from a Fund, a check payable to
“BlackRock Funds” which bears the name of the fund you are
purchasing must accompany a completed purchase application.
There is a $20 fee for each purchase check that is returned due to insufficient funds. The Funds do not accept third-party checks. You may also wire Federal funds to the Funds to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can make redemption requests through your financial professional.
Redemption of	professional or other	Shareholders should indicate whether they are redeeming Investor A,
Shares	financial intermediary	Investor B, Investor C or Institutional Shares. The price of your shares
	submit your sales order	is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m.
Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

Each Fund may reject an order to sell shares under certain
circumstances.

	Selling shares held directly	Methods of Redeeming
with BlackRock
Redeem by Telephone: You may sell Investor Shares held directly at
BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfers.
Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For
Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-
7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Each Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below
alternative redemption methods.

Redeem by VRU: Investor shares may also be redeemed by use of the Fund’s automated VRU service. Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in
amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	Redeem in Writing: You may sell shares held at BlackRock by writing
Redemption of	with BlackRock (continued)	to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019,
Shares (continued)		or for overnight delivery, 101 Sabin Street, Pawtucket, Rhode Island
02860-1427. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check,
ACH or wire to the bank account of record.

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request.
Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail.
You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single
previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are
responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to
Institutional Shares is imposed by the Fund.

The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the
shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before
4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours);
provided that the Fund’s custodian is also open for business.
Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the
Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Funds.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund	Investor A, Investor B, Investor C and Institutional Shares of the
	to purchase shares of	Funds are generally exchangeable for shares of the same class of
	another BlackRock Fund	another BlackRock Fund.
(“exchanging”)
You can exchange $1,000 or more of Investor A, Investor B or
Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into
Institutional Shares of other funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of
Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the
“Redemption Fee” section of this prospectus for additional
information).

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the
Internet by accessing your account online at
www.blackrock.com/funds or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Funds have the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. Each Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to	Transfer to a participating	You may transfer your shares of the Fund only to another securities
Another Financial	financial intermediary	dealer that has entered into an agreement with the Distributor.
Intermediary		Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

	Transfer to a non-	You must either:
participating financial
	intermediary	•Transfer your shares to an account with the Fund; or
•Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic	Allows systematic	BlackRock’s AIP allows you to invest a specific amount on a periodic
Investment Plan	investments on a periodic	basis from your checking or savings account into your investment
(AIP)	basis from checking or	account. You may apply for this option upon account opening or by
	savings account.	completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio. This is no longer available for Investor B Shares.

Dividend Allocation	Automatically invests your	Dividend and capital gains distributions may be reinvested in your
Plan	distributions into another	account to purchase additional shares or paid in cash. Using the
	BlackRock fund of your	Dividend Allocation Plan, you can direct your distributions to your bank
	choice pursuant to your	account (checking or savings), to purchase shares of another fund at
	instructions, without any	BlackRock without any fees or sales charges, or by check to special
	fees or sales charges.	payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.

EZ Trader	Allows an investor to	(NOTE: This option is offered to shareholders whose accounts are
	purchase or sell Investor	held directly with BlackRock. Please speak with your financial
	class shares by telephone	professional if your account is held elsewhere.)
or over the Internet
	through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet.

Proceeds will be sent to your pre-designated bank account.

Systematic	This feature can be used by	A minimum of $10,000 in the initial BlackRock Fund is required and
Exchange Plan	investors to systematically	investments in any additional funds must meet minimum initial
	exchange money from one	investment requirements.
fund to up to four other
funds.

Systematic	This feature can be used by	To start a Systematic Withdrawal Plan (“SWP”) a shareholder must
Withdrawal Plan	investors who want to	have a current investment of $10,000 or more in a BlackRock Fund.
(SWP)	receive regular distributions
	from their accounts.	Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the
SWP Application Form which may be obtained from BlackRock.

Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder
purchases additional Investor A Shares of a Fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be
assessed on redemptions of Investor A, Investor B or Investor C
Shares made through the SWP that do not exceed 12% of the
account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A,
Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of
Investor A, Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial professional or financial intermediary for details.

Reinstatement Privilege

If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act,

  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or by financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

Short-Term Trading Policy

The Board of Directors (the “Board”) of each Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

The Funds invest in non-U.S. securities and are subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

Redemption Fee

The Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase.

The redemption fee is for the benefit of the remaining shareholders of a Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Funds sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the applicable Fund, the redemption fee will not be assessed on redemptions or exchanges by:

  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

  accounts of shareholders who have died or become disabled;

  shareholders redeeming or exchanging shares:

—	through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

  shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans;

  redemptions of shares acquired through dividend reinvestment;

  BlackRock Funds whose trading practices are determined by a Fund not to be detrimental to the Fund or long-term shareholders; and

  certain other accounts in the absolute discretion of a Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

Each Fund reserves the right to modify or eliminate these waivers at any time.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock U.S. Opportunities Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Master/Feeder Structure

The International Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio, the Master International Portfolio, of the Master LLC. Investors in the International Fund will acquire an indirect interest in the Master International Portfolio.

The Master International Portfolio may accept investments from other feeder funds, and all the feeder funds of the Master International Portfolio bear the Master International Portfolio’s expenses in proportion to their assets. This structure may enable the International Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Master International Portfolio from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the Master International Portfolio on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same portfolio. Information about other feeders is available by calling (800) 441-7762.

Whenever the Master LLC holds a vote of its feeder funds, the International Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the International Fund over the operations of the Master International Portfolio.

The International Fund may withdraw from the Master International Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the International Fund’s assets directly.

Management of the Funds

BlackRock

BlackRock is the manager of the Master International Portfolio, the Global Emerging Markets Fund and the Latin America Fund and manages the investments and business operations of the Master International Portfolio, the Global Emerging Markets Fund and the Latin America Fund subject to the oversight of the Board of Directors of the Master LLC, the Global Emerging Markets Fund and the Latin America Fund, as applicable. While BlackRock is ultimately responsible for the management of the Master International Portfolio, the Global Emerging Markets Fund and the Latin America Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995 and an affiliate of BlackRock, acts as sub-adviser for each of the Master International Portfolio, the Global Emerging Markets Fund and the Latin America Fund. BlackRock Investment Management, LLC (“BIM”), a registered investment adviser and commodity pool operator organized in 1999 and also an affiliate of BlackRock, acts as sub-adviser for each of the Global Emerging Markets Fund and the Latin America Fund. BlackRock and its affiliates had approximately $3.346 trillion in investment company and other portfolio assets under management as of December 31, 2009.

The Master International Portfolio on behalf of the International Fund, the Global Emerging Markets Fund and the Latin America Fund, have entered into a management agreement (each, a “Management Agreement”) with BlackRock. Pursuant to the Management Agreements, BlackRock is entitled to annual management fees as follows:

Master International Portfolio Total Annual Management Fee

With respect to the Master International Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Rate of
Average Daily Net Assets	Management Fee

Not exceeding $500 million	0.75%

In excess of $500 million	0.70%

Global Emerging Markets Fund Total Annual Management Fee

BlackRock receives as compensation for its services to the Global Emerging Markets Fund a management fee equal to 1.00% of the Fund’s average daily net assets.

Latin America Fund Total Annual Management Fee

BlackRock receives as compensation for its services to the Latin America Fund a management fee equal to 1.00% of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2009, BlackRock received management fees, net of any applicable waivers as a percentage of the average daily net assets of the Master International Portfolio or the Funds, as applicable, as follows:

Fund	Management Fees

Master International Portfolio	0.75%

Global Emerging Markets Fund	1.00%

Latin America Fund	1.00%

BlackRock has a separate sub-advisory agreement with BIL with respect to each of the Master International Portfolio, the Global Emerging Markets Fund, and the Latin America Fund, under which BlackRock pays BIL for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the applicable Management Agreement. BlackRock has a separate sub-advisory agreement with BIM with respect to the Global Emerging Markets Fund and the Latin America Fund, under which BlackRock pays BIM for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the applicable Management Agreement. BIM and BIL are responsible for the day-to-day management of the Master International Portfolio, the Global Emerging Markets Fund and the Latin America Fund, as applicable.

BlackRock Series, Inc. (the “Corporation”), on behalf of the International Fund, has entered into an administration agreement with BlackRock to act as the International Fund’s administrator (in such capacity, the “Administrator”). The Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of the International Fund.

A discussion of the basis for the respective Board’s approval of the Management Agreement and sub-advisory agreements with respect to each of the Funds or the Master International Portfolio is included in the respective Fund’s annual shareholder report for the fiscal year ended October 31, 2009.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

International Fund

The International Fund is managed by a team of financial professionals. Information about Richard Turnill and James Bristow, CFA, the portfolio managers, is provided below.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Richard Turnill	Jointly and primarily responsible for	2005	Managing Director of BlackRock, Inc. since
	the day-to-day management of the		2006 and head of BlackRock’s Global Equity
	Master International Portfolio’s		team; Managing Director of Merrill Lynch
	portfolio including setting the Master		Investment Managers, L.P. from 1999 to 2006.
International Portfolio’s overall
investment strategy and overseeing
the management of the Master
International Portfolio

James Bristow, CFA	Jointly and primarily responsible for	2007	Managing Director of BlackRock, Inc. since
	the day-to-day management of the		2010; Director of BlackRock, Inc. from 2006 to
	Master International Portfolio’s		2009; Portfolio Manager of JP Morgan Asset
	portfolio including setting the Master		Management from 2003 to 2006.
International Portfolio’s overall
investment strategy and overseeing
the management of the Master
International Portfolio

Global Emerging Markets Fund

Global Emerging Markets Fund is managed by a team of financial professionals. Information about Daniel Tubbs, CFA, Dhiren Shah, CFA and Sam Vecht, CFA, the portfolio managers, is provided below.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Daniel Tubbs, CFA	Jointly and primarily responsible for	2007	Director of BlackRock, Inc. since 2007; Portfolio
	the day-to-day management of the		Manager at WestLB Mellon Asset Management
	Fund’s portfolio including setting the		from 2001 to 2007.
Fund’s overall investment strategy
and overseeing the management of
the Fund

Dhiren Shah, CFA	Jointly and primarily responsible for	2009	Director of BlackRock, Inc. since 2009; Vice
	the day-to-day management of the		President of BlackRock, Inc. from 2006 to
	Fund’s portfolio including setting the		2008; Assistant Vice President of Merrill Lynch
	Fund’s overall investment strategy		Investment Managers, L.P. (“MLIM”) from 2004
	and overseeing the management of		to 2006
the Fund

Sam Vecht, CFA	Jointly and primarily responsible for	2009	Director of BlackRock, Inc. since 2008; Vice
	the day-to-day management of the		President of BlackRock, Inc. from 2006 to
	Fund’s portfolio including setting the		2007; Vice President of MLIM from 2003 to
	Fund’s overall investment strategy		2006
and overseeing the management of
the Fund

Latin America Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

William Landers, CFA	Responsible for the day-to-day	2002	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2007; Director of BlackRock, Inc. in 2006;
	including setting the Fund’s overall		Director of Merrill Lynch Investment Managers,
	investment strategy and overseeing		L.P. from 2004 to 2006.
the management of the Fund

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholders, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays (each a “Barclays Entity”) (for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or an Entity having positions that are adverse to those of the Funds. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or an Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Boards of Directors of the Global Emerging Markets Fund, the Latin America Fund and the Master LLC, as applicable, each Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A and Institutional Shares have lower expenses.

Each Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. Each Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board of the Fund, Corporation or Master LLC, as applicable. Short-term debt securities with remaining maturities of sixty days or less are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board of the Fund, Corporation or Master LLC, as applicable. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities)

or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

Each Fund may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, financial intermediary or the applicable Fund. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of the Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

International Fund

	Institutional

	Year Ended October 31, 2009	Period June 1, 2008 to October 31, 2008	Year Ended May 31,

			2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$8.20	$15.01	$14.18	$12.38	$10.05	$8.90

Net investment income[1]	0.09	0.04	0.19	0.12	0.08	0.07

Net realized and unrealized gain (loss)[2]	2.62	(6.68)	0.73	1.87	2.39	1.11

Net increase (decrease) from
investment operations	2.71	(6.64)	0.92	1.99	2.47	1.18

Dividends from net investment income	—	(0.17)	(0.09)	(0.19)	(0.14)	(0.03)

Net asset value, end of period	$10.91	$8.20	$15.01	$14.18	$12.38	$10.05

Total Investment Return[3]

Based on net asset value	33.05%	(44.63)%[4]	6.58%	16.29%	24.80%	13.31%

Ratios to Average Net Assets[5]

Total expenses	2.03%	1.70%[6]	1.54%	1.65%	1.74%	1.72%

Net investment income	0.99%	0.75%[6]	1.32%	0.97%	0.72%	0.76%

Supplemental Data

Net assets, end of period (000)	$5,133	$5,161	$10,904	$12,133	$12,453	$11,946

Portfolio turnover of the Master
International Portfolio	178%	78%	153%	151%	96%	49%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes the Fund’s share of the Master International Portfolio’s allocated expenses and/or net investment income.
[6]	Annualized.

Financial Highlights (continued)

	Investor A

	Year Ended October 31, 2009	Period June 1, 2008 to October 31, 2008	Year Ended May 31,

			2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$8.12	$14.85	$14.04	$12.26	$9.94	$8.80

Net investment income[1]	0.05	0.02	0.17	0.10	0.06	0.03

Net realized and unrealized gain (loss)[2]	2.59	(6.62)	0.70	1.84	2.36	1.12

Net increase (decrease) from
investment operations	2.64	(6.60)	0.87	1.94	2.42	1.15

Dividends from net investment income	—	(0.13)	(0.06)	(0.16)	(0.10)	(0.01)

Net asset value, end of period	$10.76	$8.12	$14.85	$14.04	$12.26	$8.94

Total Investment Return[3]

Based on net asset value	32.51%	(44.72)%[4]	6.25%	16.02%	24.51%	13.04%

Ratios to Average Net Assets[5]

Total expenses	2.40%	2.02%[6]	1.84%	1.91%	1.98%	1.97%

Net investment income	0.54%	0.50%[6]	1.18%	0.77%	0.53%	0.30%

Supplemental Data

Net assets, end of period (000)	$28,949	$22,537	$42,052	$35,750	$21,807	$18,058

Portfolio turnover of the Master
International Portfolio	178%	78%	153%	151%	96%	49%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes the Fund’s share of the Master International Portfolio’s allocated expenses and/or net investment income.
[6]	Annualized.

Financial Highlights (continued)

	Investor B

	Year Ended October 31, 2009	Period June 1, 2008 to October 31, 2008	Year Ended May 31,

			2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$7.77	$14.13	$13.44	$11.75	$9.54	$8.51

Net investment income (loss)[1]	(0.04)	(0.03)	(0.01)	(0.02)	(0.03)	(0.02)

Net realized and unrealized gain (loss)[2]	2.45	(6.33)	0.70	1.78	2.27	1.05

Net increase (decrease) from
investment operations	2.41	(6.36)	0.69	1.76	2.24	1.03

Dividends from net investment income	—	—	—	(0.07)	(0.03)	—

Net asset value, end of period	$10.18	$7.77	$14.13	$13.44	$11.75	$9.54

Total Investment Return[3]

Based on net asset value	31.02%	(45.01)%[4]	5.13%	15.02%	23.52%	12.10%

Ratios to Average Net Assets[5]

Total expenses	3.61%	3.17%[6]	2.90%	2.76%	2.76%	2.75%

Net investment loss	(0.54)%	(0.70)%[6]	(0.11)%	(0.20)%	(0.31)%	(0.24)%

Supplemental Data

Net assets, end of period (000)	$20,342	$20,878	$44,254	$56,428	$71,575	$69,342

Portfolio turnover of the Master
International Portfolio	178%	78%	153%	151%	96%	49%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes the Fund’s share of the Master International Portfolio’s allocated expenses and/or net investment income (loss).
[6]	Annualized.

Financial Highlights (continued)

	Investor C

	Year Ended October 31, 2009	Period June 1, 2008 to October 31, 2008		Year Ended May 31,

			2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$7.81	$14.19	$13.45	$11.75	$9.54	$8.51

Net investment income (loss)[1]	(0.01)	(0.01)	0.04	(0.01)	(0.03)	(0.02)

Net realized and unrealized gain (loss)[2]	2.48	(6.35)	0.70	1.78	2.27	1.05

Net increase (decrease) from
investment operations	2.47	(6.36)	0.74	1.77	2.24	1.03

Dividends from net investment income	—	(0.02)	—	(0.07)	(0.03)	—

Net asset value, end of period	$10.28	$7.81	$14.19	$13.45	$11.75	$9.54

Total Investment Return[3]

Based on net asset value	31.63%	(44.87)%[4]	5.50%	15.09%	23.47%	12.10%

Ratios to Average Net Assets[5]

Total expenses	3.09%	2.74%[6]	2.57%	2.68%	2.77%	2.76%

Net investment income (loss)	(0.07)%	(0.25)%[6]	0.32%	(0.09)%	(0.32)%	(0.27)%

Supplemental Data

Net assets, end of period (000)	$12,470	$10,543	$20,892	$22,133	$23,463	$22,879

Portfolio turnover of the Master
International Portfolio	178%	78%	153%	151%	96%	49%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes the Fund’s share of the Master International Portfolio’s allocated expenses and/or net investment income (loss).
[6]	Annualized.

Financial Highlights (continued)

Global Emerging Markets Fund

			Institutional

	Year Ended October 31, 2009	Period July 1, 2008 to October 31, 2008		Year Ended June 30,

			2008	2007[1]	2006[1]	2005[1]

Per Share Operating Performance

Net asset value, beginning of period	$10.17	$22.45	$27.91	$24.14	$17.74	$13.37

Net investment income[2]	0.14	0.07	0.12	0.09	0.22	0.18

Net realized and unrealized gain (loss)[3]	6.75	(10.34)	1.28	8.37	6.28	4.19

Net increase (decrease) from
investment operations	6.89	(10.27)	1.40	8.46	6.50	4.37

Dividends and distributions from:
Net investment income	(0.05)	(0.01)	—	(0.28)	(0.10)	—
Net realized gain	—	(2.00)	(6.86)	(4.41)	—	—

Total dividends and distributions	(0.05)	(2.01)	(6.86)	(4.69)	(0.10)	—

Net asset value, end of period	$17.01	$10.17	$22.45	$27.91	$24.14	$17.74

Total Investment Return[4]

Based on net asset value	68.14%	(48.15)%[5]	3.84%	41.99%	36.80%	32.69%

Ratios to Average Net Assets

Total expenses	1.48%	1.56%[6]	1.40%	1.44%	1.50%	1.63%

Total expenses after fees waived	1.48%	1.54%[6]	1.37%	1.40%	1.50%	1.60%

Net investment income	1.10%	1.31%[6]	0.45%	0.36%	0.99%	1.18%

Supplemental Data

Net assets, end of period (000)	$86,173	$42,803	$80,399	$86,385	$73,914	$63,018

Portfolio turnover	191%	76%	163%	140%	121%	110%

[1]	Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements in the Fund’s most recent Annual Report.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

	Investor A

	Year Ended October 31, 2009	Period July 1, 2008 to October 31, 2008	Year Ended June 30,

			2008	2007[1]	2006[1]	2005[1]

Per Share Operating Performance

Net asset value, beginning of period	$9.85	$21.80	$27.27	$23.68	$17.41	$13.16

Net investment income[2]	0.10	0.05	0.04	0.02	0.17	0.15

Net realized and unrealized gain (loss)[3]	6.53	(10.02)	1.25	8.21	6.16	4.10

Net increase (decrease) from
investment operations	6.63	(9.97)	1.29	8.23	6.33	4.25

Dividends and distributions from:
Net investment income	(0.03)	—	—	(0.23)	(0.06)	—
Net realized gain	—	(1.98)	(6.76)	(4.41)	—	—

Total dividends and distributions	(0.03)	(1.98)	(6.76)	(4.64)	(0.06)	—

Net asset value, end of period	$16.45	$9.85	$21.80	$27.27	$23.68	$17.41

Total Investment Return[4]

Based on net asset value	67.59%	(48.18)%[5]	3.49%	41.66%	36.46%	32.29%

Ratios to Average Net Assets

Total expenses	1.83%	1.87%[6]	1.68%	1.71%	1.75%	1.88%

Total expenses after fees waived	1.83%	1.85%[6]	1.65%	1.66%	1.75%	1.85%

Net investment income	0.80%	0.98%[6]	0.16%	0.10%	0.74%	0.94%

Supplemental Data

Net assets, end of period (000)	$111,850	$67,614	$145,781	$151,309	122,331	$91,292

Portfolio turnover	191%	76%	163%	140%	121%	110%

[1]	Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements in the Fund’s most recent Annual Report.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

	Investor B

	Year Ended October 31, 2009	Period July 1, 2008 to October 31, 2008		Year Ended June 30,

			2008	2007[1]	2006[1]	2005[1]

Per Share Operating Performance

Net asset value, beginning of period	$8.89	$19.86	$25.20	$22.10	$16.32	$12.44

Net investment income (loss)[2]	(0.01)	0.01	(0.14)	(0.15)	(0.00)[3]	0.02

Net realized and unrealized gain (loss)[4]	5.88	(8.98)	1.18	7.62	5.78	3.86

Net increase (decrease) from
investment operations	5.87	(8.97)	1.04	7.47	5.78	3.88

Dividends and distributions from:
Net investment income	—	—	—	(0.13)	—	—
Net realized gain	—	(2.00)	(6.38)	(4.24)	—	—

Total dividends and distributions	—	(2.00)	(6.38)	(4.37)	—	—

Net asset value, end of period	$14.76	$8.89	$19.86	$25.20	$22.10	$16.32

Total Investment Return[5]

Based on net asset value	66.03%	(48.33)%[6]	2.70%	40.59%	35.42%	31.19%

Ratios to Average Net Assets

Total expenses	2.71%	2.71%[7]	2.47%	2.48%	2.53%	2.68%

Total expenses after fees waived	2.71%	2.69%[7]	2.44%	2.45%	2.53%	2.65%

Net investment income (loss)	(0.08)%	0.13%[7]	(0.60)%	(0.68)%	(0.02)%	0.11%

Supplemental Data

Net assets, end of period (000)	$4,809	$3,487	$7,955	$13,280	$17,238	$24,333

Portfolio turnover	191%	76%	163%	140%	121%	110%

[1]	Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements in the Fund’s most recent Annual Report.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Includes a redemption fee, which is less than $0.01 per share.
[5]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.

Financial Highlights (continued)

	Investor C

	Year Ended October 31, 2009	Period July 1, 2008 to October 31, 2008	Year Ended June 30,

			2008	2007[1]	2006[1]	2005[1]

Per Share Operating Performance

Net asset value, beginning of period	$8.65	$19.42	$24.91	$22.01	$16.25	$12.38

Net investment income (loss)[2]	(0.01)	0.01	(0.14)	(0.14)	(0.01)	0.02

Net realized and unrealized gain (loss)[3]	5.74	(8.89)	1.18	7.53	5.77	3.85

Net increase (decrease) from
investment operations	5.73	(8.88)	1.04	7.39	5.76	3.87

Dividends and distributions from:
Net investment income	—	—	—	(0.13)	—	—
Net realized gain	—	(1.89)	(6.53)	(4.36)	—	—

Total dividends and distributions	—	(1.89)	(6.53)	(4.49)	—	—

Net asset value, end of period	$14.38	$8.65	$19.42	$24.91	$22.01	$16.25

Total Investment Return[4]

Based on net asset value	66.24%	(48.35)%[5]	2.70%	40.58%	35.45%	31.26%

Ratios to Average Net Assets

Total expenses	2.66%	2.69%[6]	2.45%	2.47%	2.52%	2.68%

Total expenses after fees waived	2.66%	2.67%[6]	2.42%	2.43%	2.52%	2.65%

Net investment income (loss)	(0.08)%	0.15%[6]	(0.61)%	(0.66)%	(0.05)%	0.16%

Supplemental Data

Net assets, end of period (000)	$26,347	$13,572	$31,948	$32,208	$24,674	$15,956

Portfolio turnover	191%	76%	163%	140%	121%	110%

[1]	Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements in the Fund’s most recent Annual Report.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

Latin America Fund

	Institutional[1]

	Year Ended October 31, 2009	Period December 1, 2007 to October 31, 2008		Year Ended November 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$30.53	$78.57	$50.67	$37.27	$22.64	$15.83

Net investment income[2]	0.64	0.61	0.50	0.65	0.57	0.33

Net realized and unrealized gain (loss)	27.45	(36.41)	28.10	13.32	14.42	6.79

Net increase (decrease) from
investment operations	28.09	(35.80)	28.60	13.97	14.99	7.12

Dividends and distributions from:
Net investment income	—	(0.80)	(0.72)	(0.58)	(0.41)	(0.31)
Net realized gain	—	(11.47)	—	—	—	—

Total dividends and distributions	—	(12.27)	(0.72)	(0.58)	(0.41)	(0.31)

Redemption fee	0.01	0.03	0.02	0.01	0.05	0.00 [3]

Net asset value, end of period	$58.63	$30.53	$78.57	$50.67	$37.27	$22.64

Total Investment Return[4]

Based on net asset value	92.04%	(53.70)%[5]	57.20%[6]	38.12%	67.55%	45.73%

Ratios to Average Net Assets

Total expenses	1.35%	1.30%[7]	1.26%	1.31%	1.43%	1.60%

Total expenses after fees waived	1.35%	1.30%[7]	1.26%	1.31%	1.43%	1.60%

Net investment income	1.60%	1.04%[7]	0.87%	1.49%	1.98%	1.81%

Supplemental Data

Net assets, end of period (000)	$114,101	$58,877	$128,094	$191,085	$135,279	$47,921

Portfolio turnover	50%	61%	72%	48%	47%	57%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements in the Fund’s most recent Annual Report.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
[7]	Annualized.

Financial Highlights (continued)

	Investor A1

	Year Ended October 31, 2009	Period December 1, 2007 to October 31, 2008	Year Ended November 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$30.15	$77.78	$50.17	$36.93	$22.45	$15.71

Net investment income[2]	0.51	0.44	0.60	0.53	0.51	0.29

Net realized and unrealized gain (loss)	27.06	(35.97)	27.60	13.21	14.29	6.72

Net increase (decrease) from
investment operations	27.57	(35.53)	28.20	13.74	14.80	7.01

Dividends and distributions from:
Net investment income	—	(0.66)	(0.61)	(0.51)	(0.37)	(0.27)
Net realized gain	—	(11.47)	—	—	—	—

Total dividends and distributions	—	(12.13)	(0.61)	(0.51)	(0.37)	(0.27)

Redemption fee	0.01	0.03	0.02	0.01	0.05	0.00 [3]

Net asset value, end of period	$57.73	$30.15	$77.78	$50.17	$36.93	$22.45

Total Investment Return[4]

Based on net asset value	91.48%	(53.82)%[5]	56.85%[6]	37.77%	67.10%	45.35%

Ratios to Average Net Assets

Total expenses	1.63%	1.55%[7]	1.51%	1.57%	1.68%	1.85%

Total expenses after fees waived	1.63%	1.55%[7]	1.51%	1.57%	1.68%	1.85%

Net investment income	1.26%	0.76%[7]	0.92%	1.23%	1.81%	1.60%

Supplemental Data

Net assets, end of period (000)	$475,611	$176,711	$433,844	$191,187	$139,062	$81,969

Portfolio turnover	50%	61%	72%	48%	47%	57%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements in the Fund’s most recent Annual Report.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
[7]	Annualized.

Financial Highlights (continued)

	Investor B1

	Year Ended October 31, 2009	Period December 1, 2007 to October 31, 2008	Year Ended November 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$28.54	$74.38	$48.00	$35.33	$21.45	$15.01

Net investment income (loss)[2]	0.15	(0.04)	0.05	0.20	0.29	0.15

Net realized and unrealized gain (loss)	25.42	(34.09)	26.52	12.68	13.70	6.43

Net increase (decrease) from
investment operations	25.57	(34.13)	26.57	12.88	13.99	6.58

Dividends and distributions from:
Net investment income	—	(0.27)	(0.21)	(0.22)	(0.16)	(0.14)
Net realized gain	—	(11.47)	—	—	—	—

Total dividends and distributions	—	(11.74)	(0.21)	(0.22)	(0.16)	(0.14)

Redemption fee	0.01	0.03	0.02	0.01	0.05	0.00 [3]

Net asset value, end of period	$54.12	$28.54	$74.38	$48.00	$35.33	$21.45

Total Investment Return[4]

Based on net asset value	89.63%	(54.18)%[5]	55.61%[6]	36.72%	65.91%	44.16%

Ratios to Average Net Assets

Total expenses	2.62%	2.39%[7]	2.32%	2.34%	2.46%	2.64%

Total expenses after fees waived	2.62%	2.39%[7]	2.32%	2.34%	2.46%	2.64%

Net investment income (loss)	0.40%	(0.08%)[7]	0.09%	0.48%	1.10%	0.86%

Supplemental Data

Net assets, end of period (000)	$18,695	$11,794	$31,268	$13,911	$12,144	$11,497

Portfolio turnover	50%	61%	72%	48%	47%	57%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements in the Fund’s most recent Annual Report.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
[7]	Annualized.

Financial Highlights (concluded)

	Investor C1

	Year Ended October 31, 2009	Period December 1, 2007 to October 31, 2008		Year Ended November 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$28.01	$73.28	$47.40	$35.07	$21.38	$15.00

Net investment income (loss)[2]	0.17	(0.01)	0.11	0.17	0.25	0.14

Net realized and unrealized gain (loss)	24.98	(33.46)	26.08	12.56	13.64	6.41

Net increase (decrease) from
investment operations	25.15	(33.47)	26.19	12.73	13.89	6.55

Dividends and distributions from:
Net investment income	—	(0.36)	(0.33)	(0.41)	(0.25)	(0.17)
Net realized gain	—	(11.47)	—	—	—	—

Total dividends and distributions	—	(11.83)	(0.33)	(0.41)	(0.25)	(0.17)

Redemption fee	0.01	0.03	0.02	0.01	0.05	0.00 [3]

Net asset value, end of period	$53.17	$28.01	$73.28	$47.40	$35.07	$21.38

Total Investment Return[4]

Based on net asset value	89.82%	(54.16)%[5]	55.62%[6]	36.75%	65.90%	44.15%

Ratios to Average Net Assets

Total expenses	2.49%	2.35%[7]	2.29%	2.34%	2.45%	2.63%

Total expenses after fees waived	2.49%	2.35%[7]	2.29%	2.34%	2.45%	2.63%

Net investment income (loss)	0.46%	(0.02)%[7]	0.17%	0.42%	0.94%	0.80%

Supplemental Data

Net assets, end of period (000)	$151,046	$72,714	$164,742	$50,609	$25,071	$6,655

Portfolio turnover	50%	61%	72%	48%	47%	57%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements in the Fund’s most recent Annual Report.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
[7]	Annualized.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery

  Log into your account.

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the SAI.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Fund, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Administration Fee — a fee paid to the Administrator for providing administrative services to the International Fund.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Dividend Expense — if a Fund sells a security short, the Fund will generally have to borrow the shares for delivery to the broker that sold the shares. If a cash dividend is paid on securities that are sold short, the Fund will be required to reimburse the lender of the shares for the amount of that dividend.

Interest Expense — the cost of borrowing money to buy additional securities.

Management Fee — a fee paid to BlackRock for managing a Fund.

Morgan Stanley Capital International (MSCI) All Country World Index Ex-U.S. — a market capitalization weighted index maintained by Morgan Stanley Capital International (MSCI) that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets.

Morgan Stanley Capital International (MSCI) EAFE IndexSM — an index that measures the total returns of the developed foreign stock markets in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM — a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets Latin America IndexSM — an unmanaged broad-based market capitalization weighted index that is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico that are freely purchasable by foreigners.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — fees paid directly by a shareholder and include sales charges that you may pay when you buy or sell shares of a Fund.

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For More Information

Fund and Service Providers

THE FUNDS
BlackRock International Fund of BlackRock Series, Inc.
BlackRock Global Emerging Markets Fund, Inc.
BlackRock Latin America Fund, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS
To all Funds:
BlackRock International Limited
40 Torpichen Street
Edinburgh, Scotland
United Kingdom EH3 8JB

To Global Emerging Markets Fund and Latin America Fund:
BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, New Jersey 08536

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
600 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February 26, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this prospectus.

Written Correspondence

BlackRock International Fund of BlackRock Series, Inc.
BlackRock Global Emerging Markets Fund, Inc.
BlackRock Latin America Fund, Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock International Fund of BlackRock Series, Inc.
BlackRock Global Emerging Markets Fund, Inc.
BlackRock Latin America Fund, Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK INTERNATIONAL FUND OF BLACKROCK SERIES, INC.:
INVESTMENT COMPANY ACT FILE NO. 811-08797
BLACKROCK GLOBAL EMERGING MARKETS FUND, INC.:
INVESTMENT COMPANY ACT FILE NO. 811-05723
BLACKROCK LATIN AMERICA FUND, INC.:
INVESTMENT COMPANY ACT FILE NO. 811-06349

PRO-13989-0210